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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                February 22, 1999



                       NEW AMERICAN HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)


            Delaware                    001-14397              62-1750169
            --------                    ---------              ----------

 (State or other jurisdiction of    (Commission File    (Employer Identification
          incorporation)                 Number)                 Number)


            109 Westpark Drive, Suite 440, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 221-5070
                           -------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                       ------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.           OTHER EVENTS.

         For the purpose of informing the market, New American Healthcare Corporation (the "Registrant") hereby files the two press releases issued on February 22 and 23, 1999, which are attached hereto.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEW AMERICAN HEALTHCARE CORPORATION




                                      By: /s/ Dana C. McLendon, Jr.
                                          ------------------------------------
                                      Dana C. McLendon, Jr.
                                      Senior Vice President of Finance and
                                      Administration



Date: March 2, 1999
      -------------





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                                  Exhibit Index



Exhibit No.
-----------
99.1              Press Release of the Registrant issued February 22, 1999



99.2              Press Release of the Registrant issued February 23, 1999














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